Leases	6 Months Ended
Jun. 30, 2025
Leases [Abstract]
Leases
Note 13 - Leases
We have various operating leases, principally for office space, storage facilities and operating equipment, which expire on various dates.
Supplemental balance sheet information related to leases is as follows:

(In $ millions)	June 30, 2025	December 31, 2024
Operating leases right-of-use assets	0.9	1.2
Current operating lease liabilities	0.3	0.4
Non-current operating lease liabilities	0.6	0.8
The current portion of the right-of-use assets of $0.3 million is recognized within "Other current assets" (see Note 11 - Other Current Assets) and the non-current portion of the right-of-use assets of $0.6 million is recognized within "Other non-current assets" (see Note 14 - Other Non-Current Assets) in the Unaudited Condensed Consolidated Balance Sheets. The current operating lease liabilities are recognized within "Other current liabilities" (see Note 16 - Other Current Liabilities) and the non-current operating lease liabilities are recognized within "Other non-current liabilities" in the Unaudited Condensed Consolidated Balance Sheets.
Components of lease expenses are comprised of the following:

(In $ millions)	Three months ended June 30, 2025	Three months ended June 30, 2024	Six months ended June 30, 2025	Six months ended June 30, 2024
Rig operating and maintenance expenses	4.0	3.3	8.3	6.3
General and administrative expenses	0.6	0.5	1.2	1.0
Operating lease expense	4.6	3.8	9.5	7.3
Rental income
Effective January 1, 2024, as part of a restructuring of our operations under our joint venture in Mexico, the Company entered into new fixed external bareboat charter agreements for two jack-up rigs and effective April 1, 2024 we entered into further fixed external bareboat charter agreements for three jack-up rigs, which continue to service Opex's contract with Pemex (see Note 6 - Equity Method Investments). In the three months ended June 30, 2025, the contracts for the three of the rigs which had been previously suspended in 2025, were extended by the duration of their suspension period. Future revenues under these contracts are based on a blended rate, in line with our revenue recognition policy, as the contract includes daily rates that change over the firm term of the contract.
In addition, during the three months ended June 30, 2025, the Company entered into a bareboat agreement for the Arabia I, with a third-party. The contract has a four-year minimum term.
Revenues from operating leases for the three and six months ended June 30, 2025 of $20.3 million and $27.9 million and three and six months ended June 30, 2024 of $26.6 million and $37.9 million have been recognized on a straight-line basis as “Bareboat charter revenue” in the Unaudited Condensed Consolidated Statements of Operations.
The minimum future revenues to be received under the Company's operating leases on its jack-up rigs as of June 30, 2025, are as follows:

(In $ millions)	June 30, 2025
2025	55.2
2026	48.0
2027	24.4
2028	6.5
Total minimum contractual future revenues	134.1
The cost and accumulated depreciation of jack-up rigs leased to third parties as of June 30, 2025 were $842.6 million and $182.4 million, respectively. The cost and accumulated depreciation of jack-up rigs leased to third parties as of December 31, 2024 were $754.5 million and $174.8 million, respectively.